Ameritas Life Insurance Corp.

("Ameritas Life")

Carillon Life Account and Carillon Account

Supplement to:

Excel Accumulator

Prospectus Dated May 1, 2008

Advantage VA III

Prospectus Dated May 1, 2012

Supplement Dated September 10, 2025

Effective August 1, 2025, Templeton Asset Management Ltd. will no longer serve as sub-advisor for Templeton Growth VIP Fund (the "Fund").

Therefore, effective August 1, 2025, Templeton Asset Management Ltd. will no longer be listed as a sub-advisor for the Fund in the list of Portfolio Companies available under the Policy.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2876 09-25